UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-00595
Washington, D.C. 20549	Expires: February 28, 2006
SCHEDULE 14A	Estimated average burden hours per response......... 12.75

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

California Water Service Group

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

SEC 1913 (03-04) Persons who are to respond to the Collection of information contained in this form are not required to respond unless the form displays a currently valid OMB cotrol number.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

California Water Service Group
California Water Service Company, Hawaii Water Service Company, New Mexico Water Service Company,
Washington Water Service Company and CWS Utility Services
1720 North First Street • San Jose, CA 95112-4598 (408) 367-8200

March 25, 2005

Dear Fellow Stockholder:

     You are cordially invited to attend our Annual Meeting of Stockholders at 10:00 a.m. on Wednesday, April 27, 2005, at the executive offices of California Water Service Group, located at 1720 North First Street in San Jose, California.

     Enclosed are a notice of matters to be voted on at the meeting, our proxy statement, a proxy card and our 2004 Annual Report.

     Whether or not you plan to attend, your vote is important. Please vote your shares, as soon as possible, in one of three ways: via Internet, telephone or mail. Instructions regarding Internet and telephone voting are included in the proxy card. If you choose to vote by mail, please mark, sign and date the proxy card and return it in the enclosed postage-paid envelope.

     Thank you for your investment in the California Water Service Group.

Sincerely,

ROBERT W. FOY

CHAIRMAN OF THE BOARD

California Water Service Group   1

2005 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING	4
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	5
What am I voting on?	5
Who may attend the Annual Meeting?	5
Who is entitled to vote?	5
How many votes do I get?	5
What is “cumulative voting” and how does it work?	5
How are the directors elected?	5
Who are the Board’s nominees?	5
What is the required vote for the second proposal to pass?	5
What is the required vote for the third proposal to pass?	5
How do I vote?	6
What if I change my mind after I return my proxy?	6
Will my shares be voted if I do not return my proxy?	6
What happens if my shares are held by my stockbroker?	6
What happens if I abstain from voting on a proposal?	7
Who will count the vote?	7
What does it mean if I get more than one proxy card?	7
What constitutes a quorum?	7
What percentage of stock do the directors and executive officers own?	7
Who are the largest common stockholders?	7
What is the deadline for submitting stockholder proposals for the Group’s proxy materials for next year’s Annual Meeting?	7
How can a stockholder propose a nominee for the Board?	8
How can a stockholder propose business at a stockholders’ meeting?	8
How can a stockholder or other interested party contact the independent directors, the director who chairs the Board’s executive sessions or the full Board?	8
Can I make comments and/or ask questions during the Annual Meeting?	8
BOARD STRUCTURE	9
Committees	9
Audit	9
Compensation	9
Finance	9
Nominating/Corporate Governance	9
Executive	9
Independence Of Directors	10
Director Qualifications	11
Identification of Director Nominees	11
Executive Sessions of the Board	11
Corporate Governance Guidelines	11
Director Compensation Arrangements	11
Retirement Age of Directors	12
Director Retirement Plan	12
Annual Meeting Attendance	12
PROPOSAL NO. 1—ELECTION OF DIRECTORS	13
STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	16
Ownership of Directors and Executive Officers	16

2   California Water Service Group

2005 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

For directions to the Annual Meeting, please refer to the map on the inside back cover.

California Water Service Group   3

CALIFORNIA WATER SERVICE GROUP

1720 North First Street
San Jose, CA 95112-4598
(408) 367-8200

Notice of Annual Meeting of Stockholders

Time	10:00 a.m. on Wednesday, April 27, 2005

Place	Executive Offices of California Water Service Group,
1720 North First Street, San Jose, California

Items of Business	(1) To elect directors
(2) To ratify the appointment of the independent registered public accounting firm
(3) To authorize the Equity Incentive Plan
(4) To consider such other business as may properly come before the meeting

Record Date	You are entitled to vote if you were a stockholder at the close of business on Friday, February 25, 2005.

Voting By Proxy	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by mail. For specific instructions, please refer to the Questions and Answers beginning on page 5 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors

PAUL G. EKSTROM

CORPORATE SECRETARY

This notice of meeting and proxy statement and accompanying proxy card are being distributed beginning on or about March 25, 2005.

4   California Water Service Group

Questions and Answers About the Proxy Materials and the Annual Meeting

What am I voting on?

•	Election of nine directors to serve until the 2006 Annual Meeting.

•	Ratification of the Audit Committee’s selection of KPMG LLP as the Group’s independent registered public accounting firm for 2005.

•	Authorization of the Group’s Equity Incentive Plan.

     Those elected to serve as the Group’s directors also will serve as the directors of California Water Service Company and CWS Utility Services, two of the Group’s operating subsidiaries.

Who may attend the Annual Meeting?

All Group stockholders may attend.

Who is entitled to vote?

Stockholders of record at the close of business on February 25, 2005 (the “Record Date”), or those with a valid proxy from a brokerage firm or another similar organization which held shares on the Record Date.

How many votes do I get?

Each share of common stock is entitled to one vote. Each share of preferred stock is entitled to 16 votes. You may also use “cumulative voting” in the election of directors.

What is “cumulative voting” and how does it work?

Stockholders or persons holding a valid proxy may “cumulate” their votes for the election of directors. That is, they may give one candidate nine votes for each common share owned. Instead of casting one vote for each of the nine candidates they may cast all nine votes for a single candidate or, they may distribute their votes on the same principle among as many candidates as they desire. Because each preferred share is entitled to 16 votes, preferred stockholders may cumulate 144 votes (16 x 9) for each share owned. If you do not indicate otherwise, the proxies may use their discretion to cumulate votes.

How are the directors elected?

The nine nominees receiving the highest number of votes are elected to the Board. Common and preferred shares vote together on directors.

Who are the Board’s nominees?

The nominees are Douglas M. Brown, Robert W. Foy, Edward D. Harris, Jr., M.D., Bonnie G. Hill, David N. Kennedy, Richard P. Magnuson, Linda R. Meier, Peter C. Nelson, and George A. Vera. All the nominees are current Board members. See pages 13-15 for biographical information, including the nominees’ current directorships in other publicly held companies.

What is the required vote for the second proposal to pass?

In order for the Audit Committee’s selection of KPMG LLP as the independent registered public accounting firm to be ratified, the proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

What is the required vote for the third proposal to pass?

In order for the Equity Incentive Plan to be authorized, the proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting. If authorized, the Equity Incentive Plan will replace the Group’s existing Long Term Incentive Plan for future awards.

California Water Service Group   5

Questions and Answers About the Proxy Materials and the Annual Meeting

How do I vote?

You may vote by mail.

     You do this by signing the proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote by telephone.

     You do this by following the “Vote by Telephone” instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. You must have a touch-tone phone to vote by telephone.

You may vote on the Internet.

     You do this by following the “Vote by Internet” instructions on the proxy card. If you vote on the Internet, you do not have to mail in your proxy card.

You may vote in person at the meeting.

     We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

     If you return a signed card but do not provide voting instructions, your shares will be voted:

•	for the nine named director nominees;

•	for the ratification of the selection of the independent registered public accounting firm; and

•	for the approval of the Equity Incentive Plan.

     We have been advised by counsel that these telephone and Internet voting procedures comply with Delaware law.

What if I change my mind after I return my proxy?

You may revoke your proxy any time before the polls close at the meeting. You may do this by:

•	signing another proxy with a later date,

•	voting by telephone or on the Internet (your latest telephone or Internet proxy is counted),

•	voting again at the meeting, or

•	notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy?

If you are a stockholder of record (that is, you hold your shares in your own name), your shares will not be voted unless you attend the meeting and vote in person. Different rules apply if your stockbroker holds your shares for you.

What happens if my shares are held by my stockbroker?

Your stockbroker, under certain circumstances, may vote your shares.

     Stockbrokers must write to you asking how you want your shares voted. However, if you do not respond, stockbrokers have authority under exchange regulations to vote your unvoted shares on certain “routine” matters, including election of directors and ratification of the selection of the independent registered public accounting firm, but not on the Equity Incentive Plan. If you wish to change voting instructions you give to your stockbroker, you must ask your stockbroker how to do so.

     If you do not give your stockbroker voting instructions, the stockbroker may either:

•	proceed to vote your shares on routine matters and refrain from voting on non-routine matters, or

•	leave your shares entirely unvoted.

     Shares that your stockbroker does not vote (“stockbroker non-votes”) will count towards the quorum only. We encourage you to provide your voting instructions to your stockbroker. This ensures that your shares will be voted at the meeting.

6   California Water Service Group

Questions and Answers About the Proxy Materials and the Annual Meeting

     You may have granted to your stockbroker discretionary voting authority over your account. If so, your stockbroker may be able to vote your shares even on non-routine matters, depending on the terms of the agreement you have with your stockbroker.

What happens if I abstain from voting on a proposal?

If you abstain from voting on a proposal (either by proxy or in person at the Annual Meeting), your shares will be counted in determining whether we have a quorum, but the abstention will have the same effect as a vote against a proposal.

Who will count the vote?

Representatives of American Stock Transfer and Trust Co., our transfer agent, will serve as the inspector of elections and count the votes.

What does it mean if I get more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

What constitutes a quorum?

A majority of the outstanding shares—present at the Annual Meeting or represented by persons holding valid proxies—constitutes a quorum. If you submit a valid proxy card, your shares will be part of the quorum.

     Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time and place.

     At the Record Date, there were approximately 4,000 stockholders of record. There were 18,372,496 shares of our common stock outstanding and entitled to vote at the Annual Meeting and 139,000 shares of our preferred stock outstanding and entitled to vote at the Annual Meeting.

What percentage of stock do the directors and executive officers own?

Together, they own less than one percent of our common and preferred stock. See page 16 for more details.

Who are the largest common stockholders?

As of January 1, 2005, the largest principal stockholder was SJW Corp. which held 1,099,952 shares of common stock, representing 6%. To the best of our knowledge, no other stockholders held over 5% of our common shares.

     See page 17 for more details.

What is the deadline for submitting stockholder proposals for the Group’s proxy materials for next year’s Annual Meeting?

Any proposals which stockholders intend to present at the 2006 Annual Meeting of stockholders must be received by the Corporate Secretary of the Group by November 25, 2005 in order to be considered for inclusion in the Group’s 2006 proxy materials. A proposal and any supporting statement together may not exceed 500 words. Please submit the proposal to Paul G. Ekstrom, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

California Water Service Group   7

Questions and Answers About the Proxy Materials and the Annual Meeting

How can a stockholder propose a nominee for the Board?

Any stockholder of record who is entitled to vote at a stockholders’ meeting may propose a nominee for the Board. The by-laws contain the requirements for doing so. Contact the Corporate Secretary to request a copy of the full by-law requirements. Briefly, a stockholder must give timely prior notice to the Group. The notice must be received by the Corporate Secretary at the Group’s principal place of business by the 150th day before the first anniversary of the prior year’s annual meeting. If we move the date of the meeting by more than thirty days before or more than sixty days after the date of the previous meeting, notice is due by the 150th day before the Annual Meeting or the 10th day after we publicly announce the holding of the meeting.

     If the Board calls a special meeting to elect directors, stockholder notice is due by the 150th day prior to that meeting or the 10th day after we publicly announce the holding of the special meeting and identify the Board’s director nominees. The by-laws do not affect the rights of preferred holders to nominate directors where they are otherwise entitled to do so.

     The by-laws specify what the notice must contain. The notice deadline for the 2006 Annual Meeting is November 28, 2005.

How can a stockholder propose business at a stockholders’ meeting?

Any stockholder of record who is entitled to vote at a stockholders’ meeting may propose business for the meeting. Just as with nominations, the by-laws contain the requirements. Contact the Secretary of the Group and request a copy of the full by-law requirements. The stockholder must give timely prior notice to the Group. The deadlines are the same as for stockholder nominations discussed above. If the Group’s Secretary receives a proposal after that deadline it will be considered untimely, and the persons named in the proxy for the 2006 meeting may exercise their discretion in voting with respect to the proposal.

     The by-laws specify what the notice must contain. Stockholders must comply with all requirements of the securities laws regarding proposals. The by-laws do not affect any stockholder right to request inclusion of proposals in the Group’s proxy statement under the rules of the Securities and Exchange Commission.

     Because of the 150-day notice requirement discussed above, stockholders who have not given prior notice may not raise a proposal (or a nomination) at this year’s meeting.

How can a stockholder or other interested party contact the independent directors, the director who chairs the Board’s executive sessions or the full Board?

Stockholders or other interested parties may address inquiries to any of the Group’s directors, to the director who chairs the Board’s executive sessions, or to the full board, by writing to Paul G. Ekstrom, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598. All such communications are sent directly to the intended recipient.

Can I make comments and/or ask questions during the Annual Meeting?

Yes, most certainly. Stockholders wishing to address the meeting are welcome to do so by adhering to the following guidelines:

1.	Stockholders may address the meeting when recognized by the Chairman or President and Chief Executive Officer.

2.	Each stockholder, when recognized, should stand and identify himself or herself.

3.	Stockholder remarks must be limited to matters before the meeting and may not exceed 2 minutes in duration per speaker. No cameras, video or recording equipment will be permitted at the meeting.

8   California Water Service Group

Board Structure

This section briefly describes the structure of the board and the functions of the principal committees of the Board. The charters for the Audit, Compensation, Finance and Nominating/Corporate Governance committees are posted on the Group’s website at http://www.calwatergroup.com. The Audit Committee charter is also attached as Appendix A to this proxy statement. The charters are also available in written form upon request to Paul G. Ekstrom, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

The Group’s policy is that all directors must be able to devote the required time to carry out director responsibilities and should attend all meetings of the Board and of Committees on which they sit.

Committees:

AUDIT: Reviews the Group’s auditing, accounting, financial reporting and internal audit functions. Also, the Committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm, although stockholders are asked to ratify the Committee’s selection. All members are non-employee directors, are independent as defined in the listing standards of the New York Stock Exchange and meet the additional independence requirements for audit committee members imposed by the Sarbanes-Oxley Act of 2002 and the rules of the SEC thereunder. The Group has not relied on any exemptions in the SEC’s rules from the audit committee independence requirements.

The Board has determined that George A. Vera, chair of the Audit Committee, is a financial expert and is independent as defined in the rules of the SEC and in the listing standards of the New York Stock Exchange. This means that the Board believes Mr. Vera has:

(i)	an understanding of generally accepted accounting principles and financial statements;

(ii)	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii)	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Group’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv)	an understanding of internal control over financial reporting; and

(v)	an understanding of audit committee functions.

Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

COMPENSATION: Reviews the Group’s executive compensation and employee benefit plans and programs, including their establishment, modification and administration. All members are non-employee directors and independent as defined in the listing standards of the New York Stock Exchange.

FINANCE: Assists the Board in reviewing the Group’s financial policies, strategies and capital structure, and makes reports and recommendations to the Board as the Committee deems advisable. All members are non-employee directors and independent as defined in the listing standards of the New York Stock Exchange.

NOMINATING/CORPORATE GOVERNANCE: Assists the Board by (i) identifying candidates and nominating individuals qualified to become Board members and (ii) developing and recommending a set of corporate governance principles applicable to the Group. All members are non-employee directors and are independent as defined in the listing standards of the New York Stock Exchange.

EXECUTIVE: Has limited powers to act on behalf of the Board whenever it is not in session. This Committee meets only as needed. The Committee consists of two non-employee directors and two employee directors.

During 2004, there were 11 regular meetings of the Board, four meetings of the Audit Committee, two meetings of the Compensation Committee, three meetings of the Finance Committee, two meetings of the Nominating/Corporate Governance Committee and no meeting of the Executive Committee. Each of the director-nominees who served on the

California Water Service Group   9

Board of California Water Service Group in 2004 attended at least 87% of all Board and applicable committee meetings. Collectively, they attended an average of 97% of all of the Board and applicable committee meetings.

Independence of Directors

The Board has adopted a standard of director independence. The standard determines that a director is independent if he or she has no material relationship, whether commercial, industrial, banking, consulting, accounting, legal, charitable or familial, with the Group, either directly or indirectly as a partner, stockholder or officer of an entity that has a material relationship with the Group.

A director is not independent if he or she fails the standard for independence in Section 303A of the New York Stock Exchange Listed Company Manual or the Group’s independence standards. The following relationships or transactions disqualify a person from being considered independent under the Exchange’s standards:

•	receipt during any twelve-month period within the past three years by the person, or by an immediate family member of the person, of more than $100,000 in direct compensation from the Group, other than director or committee fees and pension or other forms of deferred compensation for prior service;

•	the director or an immediate family member is a current partner of the Group’s internal or external auditor; the director is a current employee of such a firm; the director’s immediate family member is a current employee of such a firm who participates in the firm’s audit, assurance or tax compliance practice or the director or an immediate family member was in the last three years a partner or employee of such a firm and personally worked on the Group’s audit;

•	employment of the director or of an immediate family member within the last three years as an executive officer of a company whose compensation committee includes an executive officer of the Group;

•	being an employee or having an immediate family member who is an executive officer of a customer or vendor or other party which has made payments to or received payments from the Group of at least $1 million or 2% of the party’s consolidated gross revenues, whichever is greater, in any of the past three years.

The board has determined that none of the following relationships, in itself, is material for purposes of these standards:

•	being a residential customer of the Group;

•	being an executive officer or employee, or being otherwise affiliated with, a commercial customer from which Cal Water’s consolidated gross revenues in any of the last three years are or were not more than the greater of (i) 1% of Cal Water’s consolidated gross revenues for the year or (ii) $500,000;

•	being an executive officer or employee of a supplier or vendor that has or had consolidated gross revenues from the Group in any of the last three years of not more than the lesser of (i) 1% of Cal Water’s consolidated gross revenues for the year or (ii) $500,000;

•	having a 5% or greater ownership interest or similar financial interest in a supplier or vendor that has or had consolidated gross revenues from the Group in any of the last three years of not more than the lesser of (i) 1% of Cal Water’s consolidated gross revenues for such year or (ii) $500,000;

•	being a director of any of the Group’s subsidiaries.

If a director is eligible for treatment as an independent director under Section 303A but has a relationship with the Group other than one of the five relationships described above, the board of directors or the Nominating/Corporate Governance Committee will review the facts and circumstances of the relationship and make a good faith determination whether it considers the director independent in light of the purposes of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange listing standards and, if it determines that the director is independent, will disclose the basis for its determination in the Group’s proxy statement for its next annual meeting of stockholders as required by applicable laws and regulation.

In making a determination regarding independence of a director, the Board of Directors will consider, among other things, the materiality of the relationship to the Group, to the director, and, if applicable, to the organization with which the director is affiliated.

The Board has determined that a majority of the members of the Board meet the standard and also are “independent,” as defined in the listing standards of the New York Stock Exchange.

10   California Water Service Group

Director Qualifications

The Group seeks directors with the following specific qualifications:

•	shows evidence of leadership in his/her particular field;

•	has broad experience and exercises sound business judgment;

•	has expertise in an area of importance to Group and its subsidiaries;

•	is able to work in a collegial Board environment;

•	has the highest personal and professional ethics and integrity;

•	is able to devote the required time to carry out director responsibilities;

•	has the ability and willingness to contribute special competencies to Board activities, to include appointment to Board committees;

•	is free from conflicts of interest which would interfere with serving and acting in the best interests of the Group and its stockholders;

•	is the highest caliber individual who has achieved a level of prominence in his or her career; for example, a CEO or highest level financial officer of a sizeable corporation, a director of a major corporation, a prominent civic or academic leader, etc.

In addition, Section 2.8 of the Group’s by-laws contains requirements which a person must meet to avoid conflicts of interest which would disqualify that person from serving as a director.

Identification of Director Nominees

The Group identifies new director candidates by director recommendations and by the use of search firms selected by the Nominating/Corporate Governance Committee.

The Group considers nominees of stockholders in the same manner as all other nominees. The Group will consider director nominees recommended by stockholders who adhere to the procedure described under “Questions and Answers About the Proxy Materials and the Annual Meeting—How can a stockholder propose a nominee for the Board” on page 8.

Executive Sessions of the Board

As required by the listing standards of the New York Stock Exchange, the Group schedules regular executive sessions of directors in which directors meet without management participation. Mr. Douglas M. Brown has been appointed to chair these sessions.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines as defined by the listing standards of the New York Stock Exchange. The guidelines are posted on the Group’s website at http://www.calwatergroup.com. The guidelines are also available in written form upon request to Paul G. Ekstrom, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

California Water Service Group   11

Director Compensation Arrangements

The following table provides information on the Group’s compensation and reimbursement practices during fiscal year 2004 for non-employee directors, as well as the range of compensation paid to non-employee directors who served during the 2004 fiscal year. Directors who are employed by the Group receive no compensation for their Board activities except a fee for attending each Board meeting. Directors receive no additional compensation for serving on the Boards of the Group’s subsidiaries.

Director Compensation Table For Fiscal Year 2004

Annual Director Retainer	$20,800
Board and Committee Meeting Attendance Fee	$1,300
Range of Committee Meeting Attendance Fees Paid to Directors	$3,900—$16,900
Committee Meeting Attendance Fee for Committee Chairs	$2,600

COMPENSATION. In 2004, each director received an annual retainer of $20,800. Effective January 1, 2005, non-employee directors are paid an annual retainer of $22,000 and a meeting attendance fee of $1,400, and non-employee committee chairs are paid a meeting attendance fee of $2,800. The Audit Committee Chair is paid an annual retainer of $7,500.

DEFERRED COMPENSATION PLAN. The Group has established the California Water Service Group Deferred Compensation Plan, an unfunded deferred compensation program for non-employee directors, executive officers and managers. Under the plan, non-employee directors may defer up to 100% of their annual retainer with a minimum annual deferral of $5,000. The plan also allows non-employee directors to defer 100% of their meeting and committee meeting fees. Directors who are also executive officers may defer 100% of their meeting fees and up to 50% of their annual salary with a minimum annual deferral of $5,000. Other executive officers and managers who elect to participate in the plan may defer up to 50% of their annual salary, with a minimum deferral of $5,000. Amounts deferred are fully vested and recorded by the Group as general liabilities and the value of deferrals fluctuate according to one of several investment indices selected by the participant. Funds are distributed from this plan when the participant ceases to be a director (unless the participant is an employee, in which case distribution occurs when employment terminates). Distributions also are available upon a showing of hardship. Amounts remaining undistributed at death are distributed to the participant’s designated beneficiary or beneficiaries. The Group is under no obligation to make any investment or otherwise fund the plan. Participants are general, unsecured creditors of the Group.

Retirement Age of Directors.

The Group has established a mandatory retirement age for directors. A director must retire no later than the Annual Meeting that follows the date of the director’s 75th birthday.

Director Retirement Plan.

The Group has established a directors’ retirement plan. Any director who retires after serving on the Board for a total of five or more years (including service on the California Water Service Company Board before January 1, 1998) will receive a benefit equal to the annual retainer paid to our non-employee directors at the time of the director’s retirement. This benefit will be paid annually for the number of years the director served on the Board, up to 10 years.

Annual Meeting Attendance.

All directors are expected to attend each annual meeting of the Group’s stockholders, unless attendance is prevented by an emergency. Except for Bonnie G. Hill, all of the Group’s directors who were in office at that time attended the Group’s 2004 Annual Meeting of stockholders.

12   California Water Service Group

Proposal No. 1—Election of Directors

There are nine nominees for election to our Board this year. All of the nominees have served as directors since the last Annual Meeting. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next Annual Meeting and until their respective successors are elected.1

The Board of Directors recommends a vote FOR the election of each of the following nominees.

Vote Required

The nine persons receiving the highest number of votes represented by outstanding shares present or represented by proxy and entitled to vote will be elected. Except as otherwise indicated, each director has served for at least five years in the positions stated below.

Douglas M. Brown 3,5,6,9,12,13

Director since 2001
age 67

     Mr. Brown, a resident of the state of New Mexico, is president and chief executive officer of Tuition Plan Consortium. From 1990 to 1999, he was president and chief executive officer of Talbot Financial Services. He is also a former trustee of Stanford University and serves as a regent of the University of New Mexico.

Robert W. Foy 2,11

Director since 1977
age 68

     Mr. Foy is Chairman of the Board of California Water Service Group and its subsidiaries. He was formerly president and chief executive officer of Pacific Storage Company, a diversified transportation and warehousing company serving Stockton, Modesto, Sacramento, San Jose, Vallejo, Auburn and Merced, California. He has served as Chairman of California Water Service Group since January 1, 1996. He serves as a member of the San Jose State University College of Business International Board of Advisors.

Edward D. Harris, Jr., M.D. 2,4,6,8,13

Director since 1993
age 67

     Dr. Harris is the George DeForest Barnett professor of medicine, emeritus, at Stanford University Medical Center. He is the Academic Secretary to Stanford University. He is a director of the Genentech Research and Educational Foundation. He is also the executive secretary of Alpha Omega Alpha, the National Medical Honor Society and the governor of the American College of Physicians/American Society of Internal Medicine—Northern California Chapter.

Douglas M. Brown	Robert W. Foy	Edward D. Harris, Jr., M.D.

California Water Service Group   13

Proposal No. 1—Election of Directors

Bonnie G. Hill 4,6,13

Director since 2003
age 63

     Ms. Hill is the issues. She is also co-founder of Icon Blue, a brand marketing company. From 1997 to 2001, she was president and chief executive offic issues. She is also co-founder of Icon Blue, a brand marketing company. From 1997 to 2001, she was president and chief executive officer of Times Mirror Foundation and senior vice president, communications and public affairs, of The Los Angeles Times. She is a director of AK Steel Holdings Corp., Albertson’s, Inc., Hershey Foods Corp., Home Depot, Inc. and Yum Brands, Inc. She is also a director of the Los Angeles Urban League, United Way of Los Angeles, and Goodwill Industries of Greater Los Angeles.

David N. Kennedy 4,5,13

Director since 2003
age 68

     Mr. Kennedy is retired from the State of California. From 1983 to 1998, he was director of the California Department of Water Resources. He is a life member of the American Society of Civil Engineers. In 1998, he was elected to the National Academy of Engineering.

Richard P. Magnuson 2,3,4,5,6,10,13

Director since 1996
age 49

     Mr. Magnuson is a private venture capitalist. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. He also is a director of several privately held companies.

Linda R. Meier 3,4,6,13

Director since 1994
age 64

     Ms. Meier is a director of Greater Bay Bancorp, the Peninsula Community Foundation and the National Advisory Board of the Haas Public Service Center. She is also a member of the Board of Trustees of the California Academy of Sciences, the former chair of the Stanford University Hospital Board of Directors (1992-1997) and a former trustee of Stanford University (1984-1994). She is the former chair of the Stanford Athletic Board, current chair of the Western Regional Advisory Board of the Institute of International Education, member of the National Board of the Institute of International Education and a board member of the Stanford Alumni Association.

Bonnie G. Hill	David N. Kennedy	Richard P. Magnuson	Linda R. Meier

14   California Water Service Group

Proposal No. 1—Election of Directors

Peter C. Nelson 2

Director since 1996
age 57

     Mr. Nelson is president and chief executive officer of California Water Service Group and its subsidiaries. Before joining California Water Service Group in 1996, he was vice president, division operations (1994-1995) and region vice president (1989-1994) of Pacific Gas & Electric Company. He is a director of the California Chamber of Commerce and Chair of the Water Resources Committee.

George A. Vera 3,5,7,13

Director since 1998
age 61

     Mr. Vera is vice president and chief financial officer of the David and Lucile Packard Foundation. Until 1997, he was an audit partner at Arthur Andersen, LLP.

1	No nominee has any family relationship with any other nominee or with any executive officer of the Group. “Director since” date refers to the year the nominee first was elected or appointed to the Board of California Water Service Group or California Water Service Company, as appropriate.

2	Member of Executive Committee

3	Member of Audit Committee

4	Member of Compensation Committee

5	Member of the Finance Committee

6	Member of Nominating/Corporate Governance Committee

7	Chair of the Audit Committee

8	Chair of the Compensation Committee

9	Chair of the Finance Committee

10	Chair of the Nominating/Corporate Governance Committee

11	Chair of the Executive Committee

12	Chair of Board’s Executive Sessions

13	Independent director

Peter C. Nelson	George A. Vera

California Water Service Group   15

Stock Ownership of Management and Certain Beneficial Owners

Ownership of Directors and Executive Officers

(Common and Preferred Stock Ownership as of January 1, 2005)1

Name	Shares Owned

Douglas M. Brown	2,000
Director
Francis S. Ferraro	2,481	[2]
Executive Officer
Robert W. Foy	34,671	[3]
Director and Executive Officer
Robert R. Guzzetta	11,417	[4]
Executive Officer
Edward D. Harris, Jr., M.D.	1,644
Director
Bonnie G. Hill	1,000
Director
David N. Kennedy	1,000
Director
Richard P. Magnuson	18,369
Director
Linda R. Meier	3,000
Director
Richard D. Nye	131	[5]
Executive Officer
Peter C. Nelson	44,208	[6]
Director and Executive Officer
George A. Vera	1,804
Director
All directors and executive officers as a group[7]	151,025

1	No director or executive officer owns any shares of Series C preferred stock. All directors and executive officers have sole voting and investment power over their shares (or share such powers with their spouses). To the knowledge of the Group, as of January 1, 2005, all directors and executive officers together beneficially owned an aggregate of less than 1% of the Group’s outstanding common shares.

2	Includes shares in the Employees Savings Plan. Includes 1,500 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2005.

3	Includes shares held in the Employees Savings Plan. Includes 25,500 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2005.

4	Includes shares held in the Employees Savings Plan. Includes 8,250 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2005.

5	Includes shares held in the Employees Savings Plan.

6	Includes shares held in the Employees Savings Plan. Includes 38,750 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2005.

7	Includes shares held in the Employees Savings Plan for the benefit of executive officers. Includes 98,000 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2005.

California Water Service Group   16

Ownership of Largest Principal Stockholders

The following table shows the largest principal holders of the Group’s voting securities as of January 1, 2005:

Class	Beneficial Owner	Number of Shares	Percent of Class

Common	SJW Corp. [1]	1,099,952	6%
	374 W. Santa Clara Street
	San Jose, CA 95196

1	SJW Corp. has sole voting and investment power over these shares.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires our directors, certain officers, and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership of our securities. Based solely on its review of the copies of forms furnished to the Group, or written representations that no annual forms (SEC Form 5) were required, the Group believes that during 2004, all SEC Section 16(a) filings of the officers and directors of the Group complied with requirements for reporting stock ownership.

California Water Service Group   17

Executive Compensation

SUMMARY COMPENSATION TABLE The following table discloses the compensation of the president and chief executive officer and our four other most highly paid executive officers for the three years ended December 31, 2004.

						Long Term
		Annual Compensation				Compensation

				Other Annual		Securities Underlying	All Other
Name and Principal Position	Year	Salary[1]		Compensation		Options/SAR’s (#) [11]	Compensation

Peter C. Nelson	2004	$561,543		$14,300	[2]	—	$8,336	[3]
President and Chief	2003	514,066		13,750	[2]	—	7,336	[4]
Executive Officer	2002	479,309		12,265	[2]	15,000	6,336	[5]
Robert W. Foy	2004	$330,469		$14,300	[2]	—	$8,336	[3]
Chairman of the Board	2003	306,552		13,750	[2]	—	7,336	[4]
	2002	291,257		12,265	[2]	10,000	6,336	[5]
Francis S. Ferraro	2004	$262,110		—		—	$8,248	[6]
Vice President, Regulatory	2003	237,355		—		—	7,336	[4]
Matters and Corporate Development	2002	221,628		—		3,000	6,336	[5]
Richard D. Nye	2004	$258,016		—		—	$6,836	[8]
Vice President, Chief Financial	2003	172,757	[7]	—		—	6,196	[9]
Officer and Treasurer	N/A	—		—		—	—
Robert R. Guzzetta	2004	$216,809		—		—	$8,336	[3]
Vice President, Engineering and	2003	197,307		—		—	6,336	[4]
Water Quality	2002	185,874		—		3,000	5,836	[10]

FOOTNOTES TO SUMMARY COMPENSATION TABLE

1	Includes salary, amounts deferred under the Employees Savings Plan and compensation associated with the non-business use of a company automobile.The value of automobile use amounted to $1,942, $15,914, $7,872, $8,769 and $7,407 for Messrs. Nelson, Foy, Ferraro, Nye and Guzzetta, respectively.

2	Director meeting fees.

3	Includes Employees Savings Plan contributions of $8,000 and annual life insurance premiums of $336.

4	Includes Employees Savings Plan contributions of $7,000 and annual life insurance premiums of $336.

5	Includes Employees Savings Plan contributions of $6,000 and annual life insurance premiums of $336.

6	Includes Employees Savings Plan contributions of $7,684 and annual life insurance premiums of $336.

7	Mr. Nye joined the Group effective March 3, 2003 and his 2003 compensation commenced on that date.

8	Includes Employees Savings Plan contributions of $6,500 and annual life insurance premiums of $336.

9	Includes Employees Savings Plan contributions of $6,000 and annual life insurance premiums of $196.

10	Includes Employees Savings Plan contributions of $5,500 and annual life insurance premiums of $336.

11	Options grants were not awarded for 2003 and 2004.

SEVERANCE AGREEMENTS In 1998, we entered into executive severance plan agreements with all officers. These agreements provide officers with severance payments of approximately three times their annual salary if the Group merges with another company or effects another transaction by which another company acquires control and as a result, within 24 months, these officers lose their executive positions. This severance amount would be paid in three equal annual payments, beginning the month following termination.

OPTION/SAR GRANTS IN 2004 Option grants were not awarded for 2004.

18   California Water Service Group

AGGREGATED OPTION/SAR EXERCISES IN 2004 AND 2004 FISCAL YEAR-END OPTION/SAR VALUES The following table shows 2004 fiscal year-end number and value of unexercised options held by the president and chief executive officer and our four other most highly paid executive officers. There were 6,750 options exercised by such persons during 2004.

			Number of Securities	Value of Unexercised
	Shares		Underlying Unexercised	In-the-Money
	Acquired on	Value	Options/SARs at FY-End	Options/SARs at FY-End ($)
Name	Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable

Peter C. Nelson			31,250/11,250	$407,860/$137,672
President and Chief
Executive Officer
Robert W. Foy			20,500/7,500	$267,044/$91,788
Chairman of the Board
Francis S. Ferraro	6,750	$72,322	0/2,250	$0/$27,534
Vice President,
Regulatory Matters
and Corporate Development
Richard D. Nye			0/0	$0/$0
Vice President, Chief
Financial Officer
and Treasurer
Robert R. Guzzetta			6,750/2,250	$70,115/$27,534
Vice President, Engineering
and Water Quality

EQUITY COMPENSATION PLAN INFORMATION The following table sets forth information about the number of options previously granted and outstanding and the number available for future grants. All options were granted under the Group’s Long Term Incentive Plan, which was approved by the stockholders of the Group at their 2000 Annual Meeting.

	(a)	(b)	(c)
	Number of securities to be	Weighted-average	Number of securities remaining
	issued upon exercise of	exercise price of	available for future issuance under
	outstanding options,	outstanding options,	equity compensation plans (excluding
Plan category	warrants and rights	warrants and rights	securities reflected in column (a))

Equity compensation plans approved by security holders	121,500	$24.99	1,353,000
Equity compensation plans not approved by security holders	None	None	None
Total	121,500	$24.99	1,353,000

California Water Service Group   19

PENSION PLANS The table1 that follows shows the estimated annual benefits the Group must pay upon retirement to executive officers under the Group’s Pension Plan and Supplemental Executive Retirement Plan (“SERP”). The SERP is designed to provide executive officers a pension benefit which when combined with the regular pension plan benefit would equal the pension benefit that would be provided if the regular Pension Plan’s benefit were unaffected by the federal tax law restrictions on retirement plan benefits. The years of service required to earn maximum benefit under the SERP is 15 years.

Three Highest Consecutive
Years Average Compensation[2]	5 Years	10 Years	15 Years

$200,000	$40,000	$80,000	$120,000
250,000	50,000	100,000	150,000
300,000	60,000	120,000	180,000
350,000	70,000	140,000	210,000
400,000	80,000	160,000	240,000
450,000	90,000	180,000	270,000
500,000	100,000	200,000	300,000
550,000	110,000	220,000	330,000
600,000	120,000	240,000	360,000
700,000	140,000	280,000	420,000

1	The pension table above shows estimated annual retirement benefits, payable as a straight life annuity, assuming retirement at age 60, using the normal form of benefits under the above plans. The benefits are not subject to any deductions for Social Security or other offset amounts.

2	Compensation includes salary as set forth in the Summary Compensation Table. The number of years of credited service at January 1, 2005, for officers named in the Compensation Table is as follows: Mr. Nelson, 24; Mr. Foy, 24; Mr. Ferraro, 15; Mr. Nye 1; and Mr. Guzzetta 27.

20   California Water Service Group

Report of the Compensation Committee of the Board of Directors on
Executive Compensation

What is this report?

The Securities and Exchange Commission requires that public companies disclose the policies that the Group uses to establish executive officer compensation. This report explains the criteria that the Group used to determine the compensation of all of its officers in 2004.

What are the Compensation Committee’s responsibilities?

The Committee is responsible for establishing and implementing policies and programs to compensate Group executives. Each November, the Committee reviews and recommends compensation levels for all executive officers for the 12-month period beginning January 1. The Committee submits its recommendations to the entire Board. In 2004, the Board adopted the Committee’s recommendations without modification. During 2004, the Committee met four times.

What is our compensation philosophy?

The primary objectives of our executive compensation program are:

1)	To attract, retain and motivate talented and experienced executives,

2)	To reward excellent job performance and contributions to the Group’s future success, and

3)	To provide fair and reasonable compensation.

The Compensation Committee believes that compensating executives on this basis leads to excellent executive performance, which benefits stockholders and ratepayers alike. When making its recommendations, the Committee takes into account that the California Public Utilities Commission (“CPUC”) reviews the compensation decisions of the Group’s officers for reasonableness. Furthermore, as a regulated utility, the Group’s financial performance is to a large extent dependent upon CPUC ratemaking decisions and other factors beyond management’s control, such as weather. Therefore, the Committee’s decisions largely are determined by its evaluation of factors that are within management’s control.

Who serves on the Compensation Committee?

The Compensation Committee is composed of Dr. Harris (Committee Chair), Ms. Hill, Mr. Kennedy, Mr. Magnuson and Ms. Meier. All members of the Compensation Committee meet the independence standard adopted by the Board and the New York Stock Exchange standard for independence.

How is executive compensation determined?

When examining the annual compensation of individual executives, the Committee considers the officer’s duties, performance and contribution to the Group’s current and future success. The Committee also considers the officer’s experience, tenure, value to the Group, prior salary adjustments and the inflation rate.

     In order to set salaries for the Group’s officers at competitive and reasonable levels, the Committee annually reviews the compensation of officers of other major water companies. The Committee factors into its analysis the Group’s comparatively low number of officers and its limited methods of compensation.

     Mr. Nelson’s Compensation. In November 2003, the Committee reviewed the compensation for Peter C. Nelson, president and chief executive officer. The Committee set Mr. Nelson’s 2004 compensation using the same factors that it used to set the compensation of the other Group executives.

Does the Group have a Long Term Incentive Plan?

Yes. Stockholders of the Group approved a Long Term Incentive Plan at the April 19, 2000 Annual Meeting. The plan allows the Group to offer competitive compensation, thus assisting in recruiting and retaining top-performing individuals. The plan also aligns the interests of stockholders and participants. Finally, the plan provides the potential to link benefits to the Group’s achievement of stockholder, customer or other performance goals, which gives participants an incentive to achieve these goals. On February 23, 2005, the Group’s Board of Directors adopted the California Water Service Group Equity Incentive Plan. The Equity Incentive Plan will replace the Long Term Incentive Plan, if stockholders approve Proposal No. 3 - Equity Incentive Plan. See pages 27 through 32 for further information.

California Water Service Group   21

Report of the Compensation Committee of the Board of Directors on
Executive Compensation

Who determines the amount and type of award granted?

Under the Long Term Incentive Plan, the Compensation Committee determines whether stock options will be granted to executive officers. The Chief Executive Officer recommends the stock option award level for all other participants. All stock option awards, including the terms and conditions, are approved by the Compensation Committee and the Board of Directors.

Were option grants awarded under the Long Term Incentive Plan for 2004?

No. Option grants were not awarded for 2004.

Does the Group have an Executive Severance Plan?

Yes. Effective December 16, 1998, the Board of Directors adopted an Executive Severance Plan for the benefit of the officers of Group and its subsidiaries. The Board adopted the plan, in the event of a change in control, to provide effective leadership during a transition period. Prior to a change in control, the plan also would facilitate a transaction that is in the best interests of the Group and its stockholders, and provide some measure of security to management in the event their employment is terminated following a change in control.

How have we responded to the IRS limits on deductibility of compensation?

The Committee has reviewed the Group’s compensation structure in light of Section 162(m) of the Internal Revenue Code, which limits the amount of compensation that the Group may deduct in determining its taxable income for any year to $1,000,000 for any of its five most highly compensated executive officers. In 2004, no executive officer’s compensation exceeded the limitation set by Section 162(m).

Compensation Committee:

Edward D. Harris, Jr., M.D., Committee Chair
Bonnie G. Hill
David N. Kennedy
Richard P. Magnuson
Linda R. Meier

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or employee of the Group or any of its subsidiaries during 2004. None of the executive officers of the Group has served on the Board of Directors or on the Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Group.

22   California Water Service Group

Audit Committee

Report of the Audit Committee

The Audit Committee oversees the Group’s financial reporting process on behalf of the Board of Directors. The Committee’s purpose and responsibilities are set forth in the Audit Committee Charter. The current charter is printed in Appendix A of this Proxy Statement. The Committee consists of four members, each of whom meets the New York Stock Exchange standards for independence and the Sarbanes-Oxley Act independence standards for audit committee membership, and has at least one member meeting the requirements of a financial expert. During 2004, the Committee met four times.

     The Group’s management has primary responsibility for preparing the Group’s financial statements and the overall reporting process, including the Group’s system of internal controls. KPMG LLP, the Group’s independent registered public accounting firm, audited the financial statements prepared by the Group and expressed their opinion that the financial statements present fairly the Group’s financial position, results of operations and cash flows in conformity with generally accepted accounting principles. KPMG LLP also audited management’s assessment that the Group maintained effective internal control over financial reporting as of December 31, 2004 and expressed their opinion that management’s assessment is fairly stated, in all material respects, and that the Group maintained, in all material respects, effective internal control over financial reporting as of December 31, 2004.

     In connection with the December 31, 2004 financial statements, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management and the independent registered public accounting firm;

(2)	discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees;”

(3)	received from KPMG LLP and discussed with the independent registered public accounting firm written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees;” the Committee also discussed with KPMG LLP the firm’s independence, and considered whether the firm’s provision of non-audit services and the fees and costs billed for those services are compatible with KPMG LLP’s independence; and

(4)	met privately with the Group’s independent registered public accounting firm and internal auditors, each of whom have unrestricted access to the Audit Committee, without management present, and discussed their evaluations of the Group’s internal controls and overall quality of the Group’s financial reporting and accounting principles used in preparation of financial statements. The Committee also met privately with the Group’s Chairman and the President and Chief Executive Officer, the Chief Financial Officer and the Controller to discuss the same issues.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

Audit Committee
George A. Vera, Committee Chair
Douglas M. Brown
Richard P. Magnuson
Linda R. Meier

California Water Service Group   23

Relationship with the Independent Registered Public Accounting Firm

The Audit Committee has selected KPMG LLP to serve as the Group’s independent registered public accounting firm for the year ending December 31, 2005. The Committee’s selection of KPMG LLP as the independent registered public accounting firm is submitted for ratification by vote of the stockholders at their Annual Meeting.

     The Audit Committee considered the compatibility of non-audit services provided by KPMG LLP with maintaining the independent registered public accounting firm’s independence. The Committee also reviewed the non-audit service fees paid to KPMG LLP which are described below. Based on its review, the Committee determined that the independent registered public accounting firm’s independence relative to financial audits was not jeopardized by the non-audit services.

Category of Services	Fiscal Year 2003	Fiscal Year 2004

Audit Fees (1)	$379,000	$766,000
Audit-Related Fees (2)	0	50,000
Tax Fees (3)	0	0
Subtotal	$379,000	$816,000
All Other Fees (4)	0	0

(1)	The audit services included audits of California Water Service Group and California Water Service Company annual financial statements for the year ended December 31, 2003 and 2004, and quarterly reviews of the Group’s interim financial statements. Included for the year ended December 31, 2004 are fees related to the audit of management’s assessment of internal control over financial reporting and an audit of the effectiveness of internal control over financial reporting.

(2)	Services include assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Group’s financial statements and are not reported under “Audit Fees”.

(3)	Services include tax compliance, tax advice, and tax planning.

(4)	Services include other services (and products) provided by the independent registered public accounting firm, other than the services reported above in this table.

Fees reported in the above table relate to that fiscal year and were incurred either during the fiscal year or in the quarter following the fiscal year end.

All non-audit services provided by the independent registered public accounting firm are subject to pre-approval by the Audit Committee, as described in the Audit Committee Charter, Appendix A of this proxy statement.

24   California Water Service Group

Performance Chart

The graph below shows a five-year comparison of cumulative total returns for the Group, the S&P 500 Utilities Index and the AG Edwards Water Utility Average of 11 companies.

Performance Graph Data

	1999	2000	2001	2002	2003	2004
California Water Service Group	100	93	93	89	108	154
S&P 500 Utilities Index	100	157	109	77	97	119
AG Edwards Water Utility Average	100	100	123	120	149	164

Past stock performance is not necessarily indicative of future performance.

California Water Service Group   25

Proposal No. 2—Ratification of Selection of KPMG LLP as the Independent Registered Public Accounting Firm for 2005

Stockholders will vote on the ratification of the selection of KPMG LLP, certified public accountants, to audit the Group’s books, records and accounts for the year ending December 31, 2005. Following the recommendation of the Audit Committee, the Board recommends a vote FOR the adoption of this proposal. Representatives of KPMG LLP will be present at the meeting to answer appropriate questions and will have an opportunity to make a statement if they desire to do so. If be present at the meeting to answer appropriate questions and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Audit Committee will reconsider the selection of the independent registered public accounting firm.

Vote Required

In order for the ratification of the selection of the independent registered public accounting firm to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

The Board urges you to vote FOR this proposal.

26   California Water Service Group

Proposal No. 3—Authorize Equity Incentive Plan

Introduction

On February 23, 2005, the Group’s Board of Directors adopted the California Water Service Group Equity Incentive Plan to replace the Long Term Incentive Plan for future awards. The proposed Equity Incentive Plan has a share reserve of 1,000,000, which would reduce the aggregate share reserve for the existing and proposed plan by 353,000 shares.

The Group currently maintains the California Water Service Group Long Term Incentive Plan, which was approved by stockholders on April 19, 2000. A total of 1,500,000 shares of common stock were reserved for issuance under the Long Term Incentive Plan. As of the record date for the 2005 Annual Meeting, options to purchase 121,500 shares of common stock were outstanding under the Long Term Incentive Plan and 25,500 shares had been issued on exercise of options. This leaves 1,353,000 shares available for future issuance in the event that the proposed Equity Incentive Plan is not approved.

Upon recommendation of the Compensation Committee, the Board of Directors believes that it would be desirable in view of our compensation structure and strategy to adopt the proposed Equity Incentive Plan to provide additional award vehicles and to include non-employee directors. The Board of Directors continues to believe that our ability to attract and retain exceptional-quality personnel and directors is material to our success and would be enhanced by our continued ability to grant equity compensation. If this proposal is approved, we will have 1,000,000 shares of common stock available for issuance under the Equity Incentive Plan which the Board believes will be sufficient for the Group’s needs in the near future. If the new Equity Incentive Plan is approved, the Long Term Incentive Plan will be terminated except that it will continue to apply to awards that are currently outstanding under the Plan until they are exe rcised or expire. The Group has no present intention to grant awards under the Long Term Incentive Plan between the date of this proxy statement and the date of the Annual Meeting.

In addition, the Board of Directors has concluded that our ability to attract and retain exceptional-quality employees and directors would be enhanced by the greater award design flexibility and expanded eligibility provisions provided by the Equity Incentive Plan. The Long Term Incentive Plan provides for awards of nonstatutory stock options, performance shares, and dividend units to employees and officers of the Group or its affiliates. By comparison, the Equity Incentive Plan provides for awards of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock bonuses, restricted stock units, and other stock awards to employees (including officers) and directors (except for incentive stock options) of the Group or its affiliates. Stock appreciation rights, in particular, are an attractive alternative to the award of options and other awards available under the Long Term Incentive Plan because of ease of exercise. Further, effective June 15, 2005, new accounting rules enacted by the Financial Accounting Standards Board will revise accounting standards that previously applied different methodologies for calculating financial statement expenses associated with stock appreciation rights and options, the effect of which generally made options more appealing to companies than stock appreciation rights. The new accounting rules apply the same methodology for determining the amount of expenses associated with stock appreciation rights and options by requiring the expensing of both types of awards over the vesting period of such awards.

The material features of the Equity Incentive Plan are summarized below. This summary is qualified in its entirety by the actual text of the Equity Incentive Plan, a copy of which is attached to this proxy statement as Appendix B.

Questions and Answers About Proposal

What is the Purpose of the Equity Incentive Plan?

The Equity Incentive Plan allows the Group to offer competitive compensation, thus assisting in recruiting and retaining top-performing individuals. The plan also aligns the interests of stockholders and participants. Finally, the plan provides the potential to link benefits under the Plan to the Group’s achievement of stockholder, customer or other performance goals, which gives participants an incentive to achieve these goals.

Who is Making the Proposal to Approve the Equity Incentive Plan?

Our Board of Directors has approved the Equity Incentive Plan and has made this proposal to seek approval of the stockholders.

Who Administers the Equity Incentive Plan?

The Equity Incentive Plan is administered by the Board of Directors of the Group. The Board has the power to construe and interpret the plan and, subject to the provisions of the plan, to determine the persons to whom and the dates on

California Water Service Group   27

which awards will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of the award may be exercised, the exercise price, the type of consideration and other terms of the award.

The Board of Directors is authorized to delegate administration of the Equity Incentive Plan to a committee composed of one or more of its members. The Board of Directors also is authorized to delegate to one or more officers of the Group the authority to designate employees of the Group or its affiliates to whom stock awards will be granted (other than themselves), and to determine the number of shares to be subject to that award. The Board of Directors has delegated administration of the Equity Incentive Plan to the Compensation Committee of the Board of the Directors. As used in this proxy statement with respect to the Equity Incentive Plan, the “Board” refers to the Compensation Committee as well as to the Board of Directors itself.

In addition, the Equity Incentive Plan provides that, in the Board’s discretion, directors who grant options to employees covered under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally will be “outside directors” as defined in Section 162(m). See “Potential Limitation on Group Deductions” below for a discussion of the application of Section 162(m).

Who is Eligible for Awards Under the Equity Incentive Plan?

Incentive stock options may be granted under the Equity Incentive Plan only to selected employees (including officers) of the Group and its affiliates. Selected employees (including officers) of the Group and its affiliates, and members of the Group’s Board of Directors, are eligible to receive all other types of awards under the Equity Incentive Plan. As of January 1, 2005, the Group and its affiliates had a total of 837 employees, 11 of whom were executive officers of the Group; in addition, the Group had nine directors, two of whom were executive officers of the Group.

No incentive stock option may be granted under the Equity Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Group or any affiliate of the Group, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. In addition, for incentive stock options granted under the Equity Incentive Plan, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which such options are exercisable for the first time by an optionholder during any calendar year may not exceed $100,000.

What Awards May Be Granted Under the Equity Incentive Plan?

All awards under the Equity Incentive Plan are based on the Group’s common stock, $0.01 par value. As of February 28, 2005, the closing price of the Group’s common stock on the New York Stock Exchange was $34.20 per share.

The Equity Incentive Plan provides for the following types of awards: incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, and other stock awards. See “Other Material Terms of the Equity Incentive Plan” below for a discussion of the material terms of these awards.

Do Other Water Utilities Have Similar Plans?

Yes. The four largest investor-owned water utilities have similar plans.

Are There any Limits on Awards Under the Equity Incentive Plan?

Yes. The number of shares of the Group’s common stock that may be issued under the Equity Incentive Plan cannot exceed 1,000,000 shares, appropriately adjusted to prevent dilution from changes in the number of shares outstanding due to certain mergers, consolidations, reorganizations, recapitalizations, stock dividends and other non-cash distributions and certain other events. Further, the maximum number of shares that may be issued as incentive stock options may not exceed 100,000.

In addition, no participant may receive in any calendar year: (i) stock options relating to more than 25,000 shares of the Group’s common stock; (ii) stock appreciation rights relating to more than 25,000 shares; or (iii) restricted stock bonuses of more than 50,000 shares.

Based on experience under the Long Term Incentive Plan, the annual awards are expected to be between 50,000 and 100,000 shares.

28   California Water Service Group

Can the Equity Incentive Plan Be Amended or Terminated?

Yes. The Board may terminate the Equity Incentive Plan at any time or suspend the plan from time to time, without stockholder approval. Unless sooner terminated, the Equity Incentive Plan will automatically terminate on February 22, 2015.

The Board may also amend the Equity Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the Group’s stockholders, to the extent stockholder approval is necessary in order for the Equity Incentive Plan to satisfy the requirements of the tax laws, securities laws, or the New York Stock Exchange’s listing requirements, as applicable. The Board may submit any other amendment to the Equity Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Other Material Terms of the Equity Incentive Plan

Terms of Options

The following is a description of the permissible terms of options under the Equity Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment. The exercise price of options under the Equity Incentive Plan may not be less than 100% (110%, in the case of incentive stock options granted to employees deemed to own more than 10% of the outstanding voting power of the Group) of the fair market value of the common stock subject to the option on the date of the option grant.

The exercise price of options granted under the Equity Incentive Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other Common Stock, (ii) by a “net exercise” of the option, by which shares subject to exercise are withheld as payment for the exercise price, (iii) pursuant to a “cashless” exercise procedure under which the Group receives either cash or a check, or irrevocable instructions to pay from the proceeds of the sale of the option stock, the aggregate exercise price of the option, prior to the Group issuing the stock to the optionholder or (iv) in any other form of legal consideration acceptable to the Board.

Exercise/Vesting. Options granted under the Equity Incentive Plan may become exercisable (“vest”) in cumulative increments as determined by the Board. Such vesting typically is time-based or performance-based. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the Equity Incentive Plan may permit exercise before vesting, but in that event the optionholder may be required to enter into an early exercise stock purchase agreement that allows the Group to repurchase shares not yet vested at their exercise price should the optionholder’s employment or relationship as a director of the Group or its affiliates terminate before vesting. To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Group to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned and unencumbered stock of the Group, or by a combination of these means.

Term. The maximum term of stock options under the Equity Incentive Plan is 10 years, except that in certain cases (see “Who is Eligible for Awards Under the Equity Incentive Plan?” above) the maximum term is five years. Options under the Equity Incentive Plan generally terminate 30 days after termination of the optionholder’s employment or relationship as a director of the Group or its affiliates, unless (i) such termination is due to the optionholder’s death or permanent and total disability (as defined in the Internal Revenue Code), or an immediate pension is payable to the optionholder by the Group or any affiliate after such termination, in which case the option will terminate five years after such termination; or (ii) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer or shorter period of time following termination o f employment or other relationship.

Restrictions on Transfer. No stock option may be transferred by the optionholder other than by will or the laws of descent or distribution. However, the Board may grant a nonstatutory stock option that is transferable. An optionholder may designate a beneficiary who may exercise the option following the optionholder’s death. In addition, shares subject to repurchase by the Group under an early exercise stock purchase agreement may be subject to any restrictions on transfer that the Board deems appropriate.

California Water Service Group   29

Terms of Restricted Stock Awards

Restricted stock awards granted under the Equity Incentive Plan may be either in the form of a restricted stock purchase right, giving the participant a right to immediately purchase shares of common stock of the Group, or in the form of a “restricted stock award,” which is essentially a restricted stock “bonus,” for which the participant will be required to perform services to the Group or an affiliate of the Group. The purchase price (if any) will be determined by the Board and may be less than the current fair market value of the common stock but not less than the par value of the stock. Restricted stock awards may be subject to vesting conditions based upon such services to be rendered as specified by the Board, and the shares acquired may not be transferred by the participant until vested. If a restricted stock award recipient’s employment or relationship as a director of the Group or its affiliat es terminates, the Group may reacquire all of the shares of common stock issued to the recipient pursuant to a restricted stock award that have not vested as of the date of such termination. Participants holding restricted stock will be permitted to vote the shares and receive any dividends paid in cash.

Terms of Restricted Stock Units

Restricted stock units granted under the Equity Incentive Plan represent a right to receive payment for units in the form of cash or shares of the Group’s common stock (or other consideration as determined by the Board) at a future date determined in accordance with the participant’s award agreement. Restricted stock units may be payable in any legal form permitted by the Board in its discretion. Restricted stock units will be granted subject to vesting conditions as determined by the Board. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock units unless and until shares of common stock are issued in settlement of such awards. However, the Board may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares of common stock whose value is equal to any c ash dividends paid by the Group on its common stock. If a restricted stock unit recipient’s employment or relationship as a director of the Group or its affiliates terminates, any unvested portion of the restricted stock unit is forfeited upon the recipient’s termination of service.

Terms of Stock Appreciation Rights

Stock appreciation rights entitle the holder to receive upon exercise an appreciation distribution equal to the fair market value on the date of exercise of a number of shares equal to the number of share equivalents to which the holder is vested under the stock appreciation right, less the fair market value of such number of shares of stock on the date of grant. Stock appreciation rights vest and become exercisable at the times and on the terms established by the Board. Stock appreciation rights generally terminate 30 days after termination of the holder’s employment or relationship as a director of the Group or its affiliates. The maximum term of any stock appreciation right is 5 years. Distributions of appreciation upon exercise of stock appreciation rights are payable only in the form of shares of common stock of the Group.

Terms of Other Stock Awards

Other forms of stock awards under the Equity Incentive Plan based on our common stock may be granted either alone or in addition to other awards under the plan. The Board has sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted, and all other conditions of such other stock awards.

Adjustment Provisions

If there is any change in the stock subject to the Equity Incentive Plan or subject to any award granted under the Equity Incentive Plan, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Equity Incentive Plan and awards outstanding under the plan will be appropriately adjusted as to the type of security and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during any calendar year, and the type of security, number of shares and price per share of stock subject to such outstanding stock awards.

30   California Water Service Group

Effect of Certain Corporate Events

In the event of a dissolution or liquidation of the Group, then all outstanding stock awards (other than awards consisting of vested common stock not subject to the Group’s right of repurchase) under the Equity Incentive Plan will terminate if not exercised (if applicable) before such event. In the event of a specified type of merger or other corporate reorganization, any surviving corporation may either assume stock awards outstanding under the Equity Incentive Plan or substitute similar stock awards for those outstanding under the Equity Incentive Plan and such outstanding stock awards will continue in full force and effect. If any surviving corporation declines to assume or continue awards outstanding under the Equity Incentive Plan, or to substitute similar awards, then (i) with respect to stock awards held by participants whose employment or relationship as a director of the Group or its affiliates has not terminated , the vesting of those stock awards (and, if applicable, the time at which those awards may be exercised) will be accelerated, and those awards will terminate if not exercised (if applicable) at or before such event, and (ii) with respect to any other stock awards, the vesting and exercisability (if applicable) of those awards will not accelerate (unless otherwise provided in the award agreement), and those awards will terminate if not exercised (if applicable) before such event. The acceleration of a stock award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Group which may otherwise be beneficial to stockholders.

Federal Income Tax Information

Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 15% while the maximum ordinary income rate and short-term capital gains rate is currently 35%.

Incentive Stock Options. Incentive stock options under the Equity Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Internal Revenue Code.

There generally are no federal income tax consequences to the participant or the Group by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for more than one year from the date on which the shares are transferred to the participant upon exercise of the option, and does not dispose of the stock within two years from the date on which the option is granted, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. Any additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Group will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options and Restricted Stock Awards. Nonstatutory stock options and restricted stock awards granted under the Equity Incentive Plan generally have the following federal income tax consequences:

•	There are no tax consequences to the participant or the Group by reason of the grant. To the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse, unless the participant elects to be taxed on receipt of the award. After vesting of a restricted stock award or after exercise of a stock option, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price, if any.

•	With respect to employees the Group is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code and the satisfaction of a tax reporting obligation, the Group will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

California Water Service Group   31

•	Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term if the stock was held for more than one year and short-term if it was held for one year or less.

Stock Appreciation Rights and Restricted Stock Units. There are no tax consequences to the participant or the Group by reason of the grant of a stock appreciation right or restricted stock unit. Upon exercise of the stock appreciation right or payment of a restricted stock unit, the fair market value of the shares or cash (or combination of both) received by the participant is treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Group is required to withhold from the payment made on the restricted stock unit or on exercise of the stock appreciation right, or from regular wages or supplemental wage payments, an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Internal Revenue Code and the satisfaction of a reporting obligation, the Group will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

Potential Limitation on Group Deductions. Section 162(m) of the Internal Revenue Code generally places a $1,000,000 annual limit on a company’s tax deduction for compensation paid to a “covered employee.” A “covered employee” is an employee who is, on the last day of the company’s taxable year in which the deduction would otherwise be claimed, the company’s chief executive officer or one of its four highest paid officers. This limit does not apply to compensation that satisfies the applicable requirements for a performance-based compensation exception, one of which is that stockholders approve the material terms of the performance-based compensation. The Equity Incentive Plan incorporates the requirements for the performance-based compensation exception applicable to stock options and stock appreciation rights, so that all such awards should qualify for the exception. In addition, the Board may grant other awards designed to qualify for this exception. These awards are referred to as qualified performance-based awards.

These qualified “performance-based awards must be made subject to the achievement of objective performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Internal Revenue Code, including for example, any of the following: cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of (and changes in the price of) the Group’s common stock; return on net assets, equity or stockholders’ equity; market share; or total return to stockholders. In the event the Group wishes to make performance-based awards which are deductible under Section 162(m), the specific business criteria and any additional material terms of those awards will be disclosed to stockholders for approval.

Vote Required

In order for the plan to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

The Board urges you to vote FOR this proposal

32   California Water Service Group

Certain Transactions

Cal Water provides laboratory services to a subsidiary of SJW Corp., which has ownership of over 5% of the common stock outstanding. The rates charged are comparable to rates charged to other third parties. The revenue for 2004 was approximately $0.1 million. The revenue and income from these activities are not significant to our business.

Other Matters

ADJOURNMENT. Notice of adjournment need not be given if the date, time and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 30 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting. At adjourned Annual Meetings, any business may be transacted which might have been transacted at the original Annual Meeting.

COST OF PROXY SOLICITATION. The Group will bear the entire cost of preparing, assembling, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. postal service and also may be made by telephone, or personally, by directors, officers and regular employees of the Group, who will receive no extra compensation for such services. Morrow & Co. was hired to assist in the distribution of proxy materials and solicitation of votes for $9,000, plus out-of-pocket expenses. The Group will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

OTHER MATTERS. The Board is not aware of any matters to come before the Annual Meeting other than the proposals for the election of directors, the ratification of the selection of the independent registered public accounting firm and the approval of the Equity Incentive Plan. If any other matters should be brought before the meeting or any adjournment thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion unless otherwise provided in the proxies. The Report of the Compensation Committee, the Report of the Audit Committee, the Performance Graph, the Audit Committee Charter contained in Appendix A to this proxy statement and the statement of independence of Audit Committee members referred to under “Board Structure-Audit” are not to be considered as incorporated by reference into any other filings which the Group makes with the Securities and Exchange Commission under the Secu rities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.

CODE OF ETHICS. The Group has adopted a written code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller. The Group has also adopted a code of ethics for its employees. The codes are posted on the Group’s website at http://www.calwatergroup. com. The codes are also available in written form upon request to Paul G. Ekstrom, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

California Water Service Group   33

Appendix A

California Water Service Group
Audit Committee Charter
(As adopted by the Board of Directors on February 23, 2005)

I. Purpose

The purpose of the Audit Committee of the Board of Directors is to assist the Board in oversight of the quality and integrity of the Company’s financial statements and the Company’s compliance with legal, regulatory and reporting requirements. The Committee is solely responsible for the selection, qualifications and compensation of the Company’s Independent Registered Public Accounting Firm (IRPAF), including oversight and evaluation of Company’s IRPAF and internal audit function.

II. Committee Membership

The Audit Committee shall be comprised of three or more directors appointed annually by the Board of Directors. Each Committee member shall satisfy the independence, financial literacy and experience requirements of the Securities and Exchange Commission (“SEC”), the New York Stock Exchange and other regulatory bodies. The Board of Directors shall determine that each member is free of any relationship with the Company which, in the opinion of the Board of Directors, may interfere with the exercise of independent judgement. At least one member of the Committee shall have accounting or financial management expertise, as required by the rules and regulations of the Exchange.

III. Meetings

The Audit Committee shall meet as often as necessary to fulfill its responsibilities, but not less than quarterly. At least quarterly, the Committee shall hold separate, private meetings with the Company’s Chief Financial Officer and Controller, and the Company’s IRPAF. At least twice each year, the Committee shall meet with representatives of the internal audit firm. Each such person shall have free and direct access to the Committee and any of its members.

The Committee shall meet only if a quorum is present. The presence of a majority of the members will constitute a quorum.

     The Committee shall maintain a one-year schedule of future meeting dates including a preliminary agenda for each meeting. Final meeting agendas shall be drafted by the Committee Chair in consultation with the Chief Financial Officer, the IRPAF and the internal auditor.

     Following each Committee meeting, the Chair shall report to the Board of Directors the Committee’s activities, concerns, conclusions and recommendations, reviewing with the Board the broad scope of issues that may come before the Committee including the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s IRPAF, and performance of the internal audit function.

IV. Authority of Committee

In discharging its oversight role and responsibilities, the Committee is empowered to investigate any matter brought to its attention or assigned by the Board of Directors. The Committee may require Company personnel to assist in any such investigations, and it is empowered to engage and retain outside legal counsel and other experts to assist in such investigations or other matters as it deems necessary.

V. Responsibilities of the Audit Committee

The Company’s management is responsible for preparing the Company’s financial statements and the IRPAF is responsible for auditing those financial statements. In fulfilling these responsibilities, the IRPAF is ultimately accountable to the Audit Committee, and management is ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee provides an oversight function. This Charter should not be construed to imply that the Audit Committee is required to provide or does provide any assurance or certification as to the Company’s financial statements or as to its compliance with laws, rules or regulations. In order to fulfill its oversight responsibility, the Audit Committee must be capable of conducting free and open discussions with management, internal and the IRPAF, employees and others regarding the quality of the financial statements and the system of internal controls.

To fulfill its responsibilities, the Audit Committee shall:

34   California Water Service Group

With Respect to the Independent Registered Public Accounting Firm:

1.	Be directly responsible for the appointment, compensation and oversight of the IRPAF, subject to stockholder ratification.

2.	Review and evaluate the IRPAF’s performance. The evaluation should include a performance review of the IRPAF’s lead partner. In making its evaluation, the Committee should take into account the opinions of management.

3.	Ensure the IRPAF independence by:

(i)	requiring that the IRPAF submit annually to the Audit Committee a formal written statement delineating all relationships between the IRPAF and the Company;

(ii)	actively engaging in a dialogue with the IRPAF with respect to all relationships or services that may impact their objectivity and independence, including the matters required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”; and

(iii)	setting clear policies defining the circumstances under which the Company is permitted to hire former employees of the IRPAF.

4.	Review and approve in advance any non-audit services and related fees proposed to be undertaken by the IRPAF on behalf of the Company;

5.	Annually review the IRPAF’s proposed scope and audit plan, and discuss staffing and timing of the audit and related matters.

6.	Review, at least annually, the IRPAF’s report on their internal quality controls and any material issues and the steps taken and to be taken to deal with issues raised by the IRPAF’s internal quality review, peer review, or inquiry by governmental or professional organizations, at any time within the past five years.

7.	Obtain from management, review and approve a description of issues and responses whenever a second opinion is proposed to be sought by management from another outside accounting firm.

8.	Require the IRPAF to rotate the lead audit partner assigned to the Company’s audit and the second partner responsible for reviewing the audit at least every five years.

9.	Periodically review rotating the IRPAF to be selected as the Company’s IRPAF. The audit committee should present its conclusions with respect to the IRPAF to the Board of Directors.

With Respect to Financial Statements

10.	Review accounting principles and financial statement presentations, including:

(i)	any changes in the Company’s selection or application of significant accounting principles;

(ii)	any major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted by the IRPAF in light of material control deficiencies;

(iii)	analyses prepared by management and/or the IRPAF setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative Generally Accepted Accounting Principles (“GAAP”) on the financial statements; and

(iv)	the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the Company’s financial statements for compliance with applicable accounting and disclosure rules.

11.	Review with the Company’s IRPAF:

(i)	all critical accounting policies and practices to be used;

(ii)	all alternative treatments of financial information within GAAP that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the IRPAF; and

(iii)	other material written communications between the IRPAF and Company’s management, such as any management letter or schedule of unadjusted accounting differences.

California Water Service Group   35

12.	Inquire of the IRPAF at a post-audit, pre-issuance review of the Company’s annual financial statements, the IRPAF’s opinion thereon, and any problems, difficulties or disagreements with management encountered by the IRPAF during the course of the audit, and management’s response, including reviewing with the IRPAF:

(i)	any restrictions on the scope of the IRPAF’s activities or access to requested information;

(ii)	any accounting adjustments, whether material or not, that were noted or proposed by the IRPAF but were not recorded by the Company and assess the reason the adjustments were not recorded;

(iii)	any communications between the IRPAF and the IRPAF’s national office respecting auditing or accounting issues presented by the engagement; and

(iv)	any “management” or “internal control” letter issued, or proposed to be issued, by the IRPAF to the Company.

13.	Discuss with the Company’s financial management and with the IRPAF the quarterly and annual financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to any public release or announcement or submission to a regulatory agency.

14.	Review with management each Form 10-K and 10-Q report required to be submitted to the SEC, its disclosures to the Committee under Section 302 of the Sarbanes-Oxley Act (“Act”) and the contents of the Chief Executive Officer and the Chief Financial Officer certifications required to be filed under Section 302 and 906 of the Act. Each quarter, review with management the status on significant deficiencies or material weaknesses as reported under section 404 of the Act. Annually, review management’s and the IRPAF’s report on internal controls as required under section 404 of the Act and discuss relevant issues as appropriate.

15.	Discuss with the IRPAF the matters required to be discussed by relevant auditing standards, including the quality, and not just the acceptability, of the accounting principles and underlying estimates used in the preparation of the financial statements.

16.	Recommend to the Board of Directors that the financial statements be included in the Company’s annual report to the SEC on Form 10-K, if the Committee finds the financial statements acceptable; such recommendation shall be reported in the Audit Committee report included in the proxy statement.

17.	Review and discuss quarterly earnings releases with the Company’s financial management and the IRPAF prior to issuance.

18.	Review the Company’s policy for financial information and earnings guidance provided to analysts and rating agencies. Review, prior to publication or filing of other Company financial information, such as news releases, required regulatory filings and guidance provided to financial analysts, that include financial information, as the Committee deems desirable.

With Respect to Internal Auditing and Internal Controls

19.	Appoint, in consultation with management, the Company’s internal audit firm that shall report to and be responsible to the Committee.

20.	Review and approve the annual internal audit plan including internal audit firm compensation.

21.	Annually review the quality of internal accounting and financial control, internal auditor reports and opinions and any recommendations the auditor may have for improving or changing the Company’s internal controls, as well as management’s response to the internal auditor’s recommendations.

22.	Discuss policies with respect to the Company’s risk assessment and risk management, and review the Company’s major financial risk exposures and the steps management has taken and proposes to take to monitor and control such exposures.

     VI. Annual Performance Evaluation and Other Matters

23.	The Committee shall conduct an annual performance evaluation that considers matters related to its responsibilities in dealing with the IRPAF, financial statements, internal audit function and internal control.

24.	This Charter will be reviewed at least annually with revisions the Committee determines as necessary proposed to the Board of Directors.

36   California Water Service Group

25.	The Committee will prepare a report to the stockholders for inclusion in each proxy statement, as required by SEC regulations. The Audit Committee Charter will be published each year, as required, in the proxy statement and be available through the Company’s website. The report will include the name(s) of the Committee members who qualify as financial experts as defined by the SEC.

26.	Annually the Committee will review and approve the Company’s code of business conduct and ethics for directors and executive officers, including the code of conduct for the CEO and financial executives. The Committee will approve any waivers in the codes and ascertain that changes and waivers are disclosed in a Form 8-K filing with the SEC.

27.	The Committee will maintain procedures whereby an employee may submit, on a confidential and anonymous basis, complaints regarding questionable accounting, internal accounting controls, or auditing matters. There shall also be procedures for the Committee, at its Chair’s direction, to investigate these matters.

California Water Service Group   37

Appendix B

California Water Service Group
Equity Incentive Plan
Adopted by the Board of Directors: February 23, 2005

1.	Purposes.

(a)	Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees and Directors.

(b)	Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Purchase Awards, (v) Restricted Stock Awards, (vi) Restricted Stock Unit Awards, and (vii) Other Stock Awards.

(c)	General Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards, to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates and to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in the value of the Common Stock.

2.	Definitions.

(a)	“Affiliate” means (i) a member of a controlled group of corporations of which the Company is a member; or (ii) any corporation, or unincorporated trade or business in which the Company has an ownership interest of at least 25% of the equity value of the entity. For this purpose, a “controlled group of corporations” means a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C) of the Code.

(b)	“Board” means the Board of Directors of the Company.

(c)	“Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(d)	“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)	any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)	there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)	there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

38   California Water Service Group

(iv)	individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply).

(e)	“Code” means the Internal Revenue Code of 1986, as amended.

(f)	“Committee” means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(c).

(g)	“Common Stock” means the common stock of the Company.

(h)	“Company” means California Water Service Group, a Delaware corporation.

(i)	“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s discretion, may determine whether Continuous Service will be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(j)	“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)	a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)	a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)	a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)	a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(k)	“Covered Employee” means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(l)	“Director” means a member of the Board.

California Water Service Group   39

(m)	“Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(n)	“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(o)	“Entity” means a corporation, partnership or other entity.

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)	“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

(r)	“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange or traded on the New York Stock Exchange, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)	In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(s)	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t)	“Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(u)	“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v)	“Normal Retirement” means termination of a Participant’s Continuous Service with an immediate pension benefit being paid by the Company or an Affiliate.

(w)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x)	“Option” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(y)	“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement is subject to the terms and conditions of the Plan.

(z)	“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(aa)	“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(bb)	“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an individual Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

40   California Water Service Group

(cc)	“Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(dd)	“Own,” “Owned,” “Owner,” “Ownership” A person or Entity is deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ee)	“Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ff)	“Plan” means this California Water Service Group Equity Incentive Plan.

(gg)	“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

(hh)	“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement is subject to the terms and conditions of the Plan.

(ii)	“Restricted Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(jj)	“Restricted Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Purchase Award evidencing the terms and conditions of a Restricted Stock Purchase Award grant. Each Restricted Stock Purchase Award Agreement is subject to the terms and conditions of the Plan.

(kk)	“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(d).

(ll)	“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement is subject to the terms and conditions of the Plan.

(mm)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(nn)	“Securities Act” means the Securities Act of 1933, as amended.

(oo)	“Stock Appreciation Right” means a right to receive the appreciation of Common Stock that is granted pursuant to the terms and conditions of Section 7(a).

(pp)	“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement is subject to the terms and conditions of the Plan.

(qq)	“Stock Award” means any right granted under the Plan, including an Option, a Stock Appreciation Right, a Restricted Stock Purchase Award, a Restricted Stock Award, a Restricted Stock Unit Award or any Other Stock Award.

(rr)	“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement is subject to the terms and conditions of the Plan.

(ss)	“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation has or might have

California Water Service Group   41

voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(tt)	“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

(a)	Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

(b)	Powers of Board. The Board has the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)	To determine from time to time which of the persons eligible under the Plan will be granted Stock Awards; when and how each Stock Award will be granted; what type or combination of types of Stock Award will be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person will be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award will be granted to each such person.

(ii)	To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iii)	To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) a Stock Appreciation Right, (C) a Restricted Stock Purchase Award, (D) a Restricted Stock Award, (E) a Restricted Stock Unit Award, (F) an Other Stock Award, (G) cash and/or (H) other valuable consideration (as determined by the Board, in its discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(iv)	To amend the Plan or a Stock Award as provided in Section 12.

(v)	To terminate or suspend the Plan as provided in Section 13.

(vi)	Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(vii)	To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

(c)	Delegation to Committee.

(i)	General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” will apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)	Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two

42   California Water Service Group

or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)	Delegation to an Officer. The Board may delegate to one or more Officers of the Company the authority to do one or both of the following: (i) designate Employees of the Company or any of its Subsidiaries to be recipients of Stock Awards and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself or to any person then subject to Section 16 of the Exchange Act. Notwithstanding anything to the contrary in this Section 3(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2(r)(ii) above.

(e)	Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

4. Shares Subject To The Plan.

(a)	Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the shares of Common Stock that may be issued pursuant to Stock Awards will not exceed in the aggregate 1,000,000 shares of Common Stock.

(b)	Reversion of Shares to the Share Reserve. If any Stock Award for any reason expires or otherwise terminates, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, will revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant will remain available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered will remain available for issuance under the Plan. For purposes of qualification under Section 422 of the Code, notwithstanding anything to the contrary in this Section 4(b) and subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued as Incentive Stock Options will be 100,000 shares of Common Stock.

(c)	Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise

5. Eligibility.

(a)	Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees and Directors.

(b)	Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

(c)	Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee will be eligible to be granted Options or Stock Appreciation Rights covering more than 25,000 shares of Common Stock during any calendar year.

California Water Service Group   43

6. Option Provisions.

Each Option will be in such form and will contain such terms and conditions as the Board deems appropriate.All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option will include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)	Term. The Board shall determine the term of an Option; provided however that, subject to the provisions of Section 5(b) regarding Incentive Stock Options granted to Ten Percent Stockholders, no Option will be exercisable after the expiration of 10 years from the date on which it was granted.

(b)	Exercise Price of an Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Option will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)	Consideration. The purchase price of Common Stock acquired pursuant to an Option will be paid, to the extent permitted by applicable law, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company (either by actual delivery or attestation) of other Common Stock at the time the Option is exercised, (2) by a “net exercise” of the Option (as further described below), (3) pursuant to a program developed in conformity with Regulation T as promulgated by the Governors of the Federal Reserve System that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds or (4) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, will be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, will not be made by deferred payment.

     In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value that does not exceed the aggregate exercise price. With respect to any remaining balance of the aggregate exercise price, the Company will accept a cash payment from the Participant. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise”, (ii) shares actually delivered to the Participant as a result of such exercise and (iii) shares withheld for purposes of tax withholding.

(d)	Transferability of an Incentive Stock Option. An Incentive Stock Option is not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, will thereafter be entitled to exercise the Option.

(e)	Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option is transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option is not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, will thereafter be entitled to exercise the Option.

44   California Water Service Group

(f)	Vesting Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(g)	Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (for reasons other than the Optionholder’s death, Disability or Normal Retirement), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date 30 days following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement). If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option will terminate.

(h)	Extension of Termination Date. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (for reasons other than the Optionholder’s death, Disability or Normal Retirement) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(i)	Death, Disability or Normal Retirement of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, death, or Normal Retirement, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date five years following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement). If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option will terminate.

(j)	Early Exercise. The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not be required to exercise its repurchase option until at least six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7. Provisions Of Stock Awards Other Than Options.

(a)	Stock Appreciation Rights. Each Stock Appreciation Right Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical, provided, however, that each Stock Appreciation Right Agreement will include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

California Water Service Group   45

(i)	Strike Price and Calculation of Appreciation. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The appreciation payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of:

(aa)	the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over

(bb)	an amount (the strike price) that will be determined by the Board at the time of grant of the Stock Appreciation Right, which amount will be not less than 100% of the Fair Market Value of the Common Stock subject to the Stock Appreciation Right on the date the Stock Appreciation Right is granted.

(ii)	Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its discretion, deems appropriate.

(iii)	Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(iv)	Payment. The appreciation payable in respect of a Stock Appreciation Right may be paid only in the form of Common Stock. In addition, neither the Company nor any Affiliate may enter into any agreement or arrangement providing for its purchase of Common Stock delivered on exercise of a Stock Appreciation Right.

(v)	Term. The Board shall determine the term of a StockAppreciation Right; provided, however, that no Stock Appreciation Right will be exercisable after the expiration of 10 years from the date on which it was granted.

(vi)	Deferral of Compensation. A Stock Appreciation Right may not include any feature for the deferral of compensation other than the deferral of recognition of income until the Participant’s exercise of such Stock Appreciation Right.

(vii)	Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date 30 days following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement) or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right will terminate.

(b)	Restricted Stock Purchase Awards. Each Restricted Stock Purchase Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Purchase Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Purchase Award Agreements need not be identical, provided, however, that each Restricted Stock Purchase Award Agreement will include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)	Purchase Price. At the time of the grant of a Restricted Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Restricted Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Restricted Stock Purchase Award will not be less than the par value of a share of Common Stock.

(ii)	Consideration. At the time of the grant of a Restricted Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Restricted Stock Purchase

46   California Water Service Group

Award. The purchase price of Common Stock acquired pursuant to the Restricted Stock Purchase Award will be paid either: (i) in cash at the time of purchase or (ii) in any other form of legal consideration that may be acceptable to the Board and permissible under the Delaware General Corporation Law.

(iii)	Vesting. Shares of Common Stock acquired under a Restricted Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)	Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company will have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Purchase Award Agreement. At the Board’s election, the repurchase right may be at the least of: (i) the Fair Market Value on the relevant date or (ii) the Participant’s original cost. The Company will not be required to exercise its repurchase option until at least six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise determined by the Board or provided in the Restricted Stock Purchase Award Agreement.

(v)	Transferability. Rights to purchase or receive shares of Common Stock granted under a Restricted Stock Purchase Award will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Purchase Award Agreement, as the Board shall determine in its discretion, and so long as Common Stock awarded under the Restricted Stock Purchase Award remains subject to the terms of the Restricted Stock Purchase Award Agreement.

(c)	Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, but each Restricted Stock Award Agreement will include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)	Consideration. A Restricted Stock Award may be awarded in consideration for past services actually rendered to the Company or an Affiliate.

(ii)	Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)	Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service will be forfeited under the terms of the Restricted Stock Award Agreement.

(iv)	Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board determines in its discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)	Annual Limitation. No Participant will be eligible to be granted Restricted Stock Awards covering more than 50,000 share of Common Stock during any calendar year.

(d)	Restricted Stock Unit Awards. A Restricted Stock Unit Award will be denominated in units equivalent to a number of shares of Common Stock and will represent a promise to pay the value of such units upon vesting. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement will include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

California Water Service Group   47

(i)	Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board shall impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its discretion, deems appropriate.

(ii)	Payment. A Restricted Stock Unit Award, net of any withholding obligations, may, to the extent vested, be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iii)	Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award after the vesting of such Restricted Stock Unit Award.

(iv)	Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(e)	Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Awards and all other terms and conditions of such Awards.

8. Covenants of the Company.

(a)	Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)	Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

10. Miscellaneous.

(a)	Acceleration of Exercisability and Vesting. The Board has the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)	Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

48   California Water Service Group

(c)	No Employment or other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or any Stock Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)	Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(e)	Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f)	Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may in its discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

11. Adjustments Upon Changes in Stock.

(a)	Capitalization Adjustments. If any change is made in, or other event occurs with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”), then (i) the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Sections 4(a) and 4(b) and the maximum number of securities subject to award to any person pursuant to Section 5(c) and (ii) the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination will be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a transaction “without receipt of consideration” by the Company.)

(b)	Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested Common Stock not subject to the Company’s right of

California Water Service Group   49

repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service; provided however that, the Board may, in its discretion, cause some or all Stock Awards to be fully vested, exercisable and/or no longer subject to repurchase (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)	Corporate Transaction. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company), if any, in connection with such Corporate Transaction. In the event that any surviving corporation or acquiring corporation does not assume or continue all such outstanding Stock Awards or substitute similar stock awards for all such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) will (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Stock Awards will terminate if not exercised (if applicable) at or prior to such effective time and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will (contingent upon the effectiveness of the Corporate Transaction) lapse. With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) will not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards will terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(d)	Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

12. Amendment of the Plan and Stock Awards.

(a)	Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.

(b)	Stockholder Approval. The Board, in its discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c)	Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)	No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan will not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e)	Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the agreement evidencing a Stock Award, subject to any specified limits in the Plan that are

50   California Water Service Group

not subject to Board discretion; provided, however, that the rights under any Stock Award will not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13. Termination or Suspension of the Plan.

(a)	Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan will terminate on the day before the 10th anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)	No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14. Effective Date of Plan.

The Plan will become effective on February 23, 2005, but no Stock Award will be granted unless and until the Plan has been approved by the stockholders of the Company.

15. Choice of Law.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

California Water Service Group   51

Brokaw Rd.
101
SITE
1720 N. First St.
Hyatt Hotel
Wells Fargo
Archer St.
N. First St.
Guadalupe Pkwy.
101
880
Hedding St.
Guadalupe Pkwy.
San Jose Airport
101
Coleman Ave.
880
N. First St.
Santa Clara St.
Alameda
280
17
Race St.

California Water Service Group
California Water Service Company,
Hawaii Water Service Company,
New Mexico Water Service Company,
Washington Water Service Company and
CWS Utility Services
1720 North First Street
San Jose, CA 95112-4598
(408) 367-8200

ANNUAL MEETING OF STOCKHOLDERS OF

CALIFORNIA WATER SERVICE GROUP

April 27, 2005

Please date, sign and mail
your proxy card in the
envelope provided, or vote
by Telephone or Internet, as
soon as possible.

ê  Please detach along perforated line and mail in the envelope provided.  ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

					FOR	AGAINST	ABSTAIN
1. Election of Directors:			2.	PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP, as the independent registered public accounting firm of the Group for 2005.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	¡ Douglas M. Brown ¡ Robert W. Foy ¡ Edward D. Harris, Jr. M.D. ¡ Bonnie G. Hill ¡ David N. Kennedy ¡ Richard P. Magnuson ¡ Linda R. Meier ¡ Peter C. Nelson ¡ George A. Vera	3.	PROPOSAL TO AUTHORIZE THE EQUITY INCENTIVE PLAN.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

If not otherwise directed, this proxy will be voted FOR the election of directors, FOR ratification of the appointment of KPMG LLP as independent registered public accounting firm for 2005, FOR authorization of the Equity Incentive Plan and in the discretion of the proxy holders on any other matters properly raised at the meeting. The Company knows of no other matter to be raised at the meeting other than as set forth in the Company’s proxy statement.

Please date, sign and return promptly.

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee whom you wish to withhold voting for, (as shown here: (●),

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CALIFORNIA WATER SERVICE GROUP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          PETER C. NELSON and PAUL G. EKSTROM, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock and preferred stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held at 1720 N. First Street, San Jose, California on Wednesday, April 27, 2005 at 10:00 a.m., or at any adjournment thereof. By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the notice of meeting and proxy statement relating to this meeting and of the Group’s Annual Report to Stockholders for 2004. Unless otherwise specified below this proxy authorizes the proxies to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed on the reverse side as the proxies determine in their discretion. To specify a different method of cumulative voting, write “cumulate for” and the number of shares and the name(s) of the nominee(s) in the space provided below.

Please date, sign, and mail as soon as possible in the enclosed envelope.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CALIFORNIA WATER SERVICE GROUP

April 27, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -	COMPANY NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
ACCOUNT NUMBER
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date. We have been advised by counsel that these telephone and Internet voting procedures comply with Delaware law.

ê Please detach along perforated line and mail in the envelope provided  ê
IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

					FOR	AGAINST	ABSTAIN
1. Election of Directors: You cannot cumulate your votes when voting by Internet or telephone. In order to cumulate your votes, you must return this proxy card by mail in the enclosed envelope.			2.	PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP, as the independent registered public accounting firm of the Group for 2005.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	¡ Douglas M. Brown ¡ Robert W. Foy ¡ Edward D. Harris, Jr. M.D. ¡ Bonnie G. Hill ¡ David N. Kennedy ¡ Richard P. Magnuson ¡ Linda R. Meier ¡ Peter C. Nelson ¡ George A. Vera	3.	PROPOSAL TO AUTHORIZE THE EQUITY INCENTIVE PLAN.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

If not otherwise directed, this proxy will be voted FOR the election of directors, FOR ratification of the appointment of KPMG LLP as independent registered public accounting firm for 2005, FOR authorization of the Equity Incentive Plan and in the discretion of the proxy holders on any other matters properly raised at the meeting. The Company knows of no other matter to be raised at the meeting other than as set forth in the Company’s proxy statement.

Please date, sign and return promptly.

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee whom you wish to withhold voting for, (as shown here: (●),

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.